Supplementary Information on Oil and Gas Exploration And Production Activities (Unaudited)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Supplementary Information on Oil and Gas Exploration And Production Activities (Unaudited)
NOTE 31. SUPPLEMENTARY INFORMATION ON OIL AND GAS EXPLORATION AND PRODUCTION ACTIVITIES (UNAUDITED)
Under the Mexican Constitution, all crude oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. In August 2014, through the Round Zero process, the Mexican Government granted PEMEX the right to extract, but not own, certain petroleum and other hydrocarbon reserves in Mexico through assignment deeds.
This note provides supplementary information on the oil and gas exploration, development and production activities of Pemex Exploration and Production in compliance with the U.S. Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 932
10-5
“Extractive Activities—Oil and Gas” (“ASC Topic 932”) and Accounting Standards Update
2010-03
(see Note
3-G).
As of the date of these consolidated financial statements, all exploration and production activities of Pemex Exploration and Production are conducted in Mexico. The supplemental data presented herein reflect information for all of Pemex Exploration and Production’s oil and gas producing activities.

A.	Capitalized costs for oil and gas producing activities (unaudited):

	As of December 31,
	2019		2018		2017
Proved reserves	Ps.	2,306,255,209	Ps.	2,505,307,260	Ps.	2,363,336,481
Construction in progress		50,951,279		51,033,968		35,381,089
Accumulated depreciation and amortization		(1,675,843,298)		(1,572,649,381)		(1,444,962,317)

Total costs incurred	Ps.	681,363,190	Ps.	983,691,846	Ps.	953,755,253

B.	Costs incurred for oil and gas property exploration and development activities (unaudited):

	As of December 31,
	2019		2018
Exploration	Ps.	31,222,023	Ps.	36,208,481
Development		82,135,240		56,040,685

Total costs incurred	Ps.	113,357,263	Ps.	92,249,166

There are no property acquisition costs because PEMEX exploits oil reserves owned by the Mexican nation.
Exploration costs include costs for geological and geophysical studies of fields amounting to Ps. 10,663,334 and Ps. 15,510,327, for 2019 and 2018, respectively, that, in accordance with the successful efforts method of accounting, are accounted for as geological and geophysical exploration expenses.

Development costs include costs incurred in obtaining access to proved reserves and providing facilities for extracting, treating, gathering and storing oil and gas.

C.	Results of operations for oil and gas producing activities (unaudited):

	2019		2018		2017
Revenues from sale of oil and gas	Ps.	762,102,939	Ps.	910,433,244	Ps.	762,637,362

Hydrocarbon duties		343,242,436		443,491,451		375,156,405
Production costs (excluding taxes)		275,090,795		273,695,691		248,957,950
Other revenues and expenses		(6,910,320)		(10,109,114)		(3,954,222)
Exploration expenses		90,258,519		30,953,413		14,993,433
Depreciation, depletion, amortization and accretion		222,651,461		28,845,604		240,672,906

		924,332,890		766,877,047		875,826,472

Results of operations for oil and gas producing activities	Ps.	(162,229,951)	Ps.	143,556,198	Ps.	(113,189,111)

Note: Numbers may not total due to rounding.

D.	Sales prices (unaudited)
The following table summarizes average sales prices in U.S. dollars for each of the years ended December 31 (excluding production taxes):

	2019		2018		2017
Weighted average sales price per barrel of oil equivalent (boe) (1)	U.S. $	43.52	U.S. $	50.89	U.S. $	38.63
Crude oil, per barrel		57.13		62.99		48.71
Natural gas, per thousand cubic feet		3.55		5.57		4.32

(1)	To convert dry gas to barrels of oil equivalent, a factor of 5.201 thousand cubic feet of dry gas per barrel of oil equivalent is used.

E.	Crude oil and natural gas reserves (unaudited)
Under the Mexican Constitution, all oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. Under the Petróleos Mexicanos Law, Pemex Exploration and Production has the right to extract, but not own, these reserves, and to sell the resulting production. The exploration and development activities of Petróleos Mexicanos and the Subsidiary Entities are limited to reserves located in Mexico.

Proved oil and natural gas reserves are those estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be economically producible from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations.
Proved reserves estimates as of December 31, 2019 were prepared by the exploration and production segment and were reviewed by the Independent Engineering Firms (as defined below), which audit its estimates of its hydrocarbon reserves. As of the date of these consolidated financial statements, the proved reserves estimates as of December 31, 2019 have not been approved by the NHC.
Pemex Exploration and Production estimates reserves based on generally accepted petroleum engineering and evaluation methods and procedures, which are based primarily on applicable SEC regulations and, as necessary, the SPE’s publication entitled Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information, dated February 19, 2007, as amended and other SPE publications, including the SPE’s publication entitled Petroleum Resources Management System, as well as other technical sources, including Estimation and Classification of Reserves of Crude Oil, Natural Gas, and Condensate, by Chapman Cronquist, and Determination of Oil and Gas Reserves, Petroleum Society Monograph Number 1, published by the Canadian Institute of Mining and Metallurgy & Petroleum. The choice of method or combination of methods employed in the analysis of each reservoir is determined by:

•	Experience in the area

•	Stage of development

•	Quality and completeness of basic data

•	Production and pressure histories
Reserves data set forth herein represents only estimates. Reserves valuation is a subjective process of estimating underground accumulations of crude oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserves estimate depends on the quality of available data, engineering and geological interpretation and professional judgment. As a result, estimates of different engineers may vary. In addition, the results of drilling, testing and producing subsequent to the date of an estimate may lead to the revision of an estimate.
During 2019, PEMEX did not record any material increase in PEMEX’s hydrocarbons reserves as a result of the use of new technologies.

In order to ensure the reliability of PEMEX’s reserves estimation efforts, it has undertaken the internal certification of its estimates of reserves since 1996. PEMEX has established certain internal controls in connection with the preparation of its proved reserves estimates. Initially, teams of geoscientists from Pemex Exploration and Production’s exploration and exploitation business units (with each of these units covering several projects) prepare the reserves estimates, using distinct estimation processes for valuations relating to new discoveries and developed fields, respectively. Subsequently, the regional reserves offices collect these reserves estimates from the units and request that the Gerencia de Certificación de Reservas de Hidrocarburos, (Office of Resources and Reserves Certification), the central hydrocarbon reserves management body of Pemex Exploration and Production, review and certify such valuations and the booking of the related reserves. This internal certification process is undertaken in accordance with internal guidelines for estimating and classifying hydrocarbon reserves, which are based on the SEC’s rules and definitions. The Office of Resources and Reserves Certification, which additionally oversees and conducts an internal audit of the above process, consists entirely of professionals with geological, geophysical, petrophysical and reservoir engineering backgrounds. The engineers who participate in PEMEX’s reserves estimation process are experienced in the following areas: reservoir numerical simulation; well drilling and completion; pressure, volume and temperature (PVT) analysis; analytical tools used in forecasting the performance of the various elements comprising the production system; and design strategies in petroleum field development. Furthermore, all of PEMEX’s personnel have been certified by the Secretaría de Educación Pública (“Ministry of Public Education”), most have earned master’s degrees in areas of study such as petroleum engineering, geology and geophysical engineering and they possess an average of over fifteen years of professional experience.
In addition to this internal review process, Pemex Exploration and Production’s final reserves estimates are audited by independent engineering firms. Three independent engineering firms audited Pemex Exploration and Production’s estimates of proved reserves as of December 31, 2019: DeGolyer and MacNaughton (“DeGolyer”), Netherland, Sewell International, S. de R.L. de C.V. (“Netherland Sewell”) and GLJ Petroleum Consultants LTD. (“GLJ”), the “Independent Engineering Firms”. The reserves estimates reviewed by the Independent Engineering Firms totaled 96.5% of PEMEX’s estimated proved reserves. The remaining 3.5% of PEMEX’s estimated proved reserves consisted of reserves located mainly in certain areas which have been shared with third parties. Under such agreements, the corresponding third party is responsible of assessing the volume of reserves.
Netherland Sewell audited the reserves in the Cantarell,
Ku-Maloob-Zaap,
Cinco Presidentes and Macuspana-Muspac business units, DeGolyer audited the reserves in the Aceite Terciario de Golfo, Poza Rica-Altamira,
Abkatún-Pol-Chuc
and Litoral de Tabasco business units and GLJ audited the reserves in the Burgos, Veracruz, Bellota-Jujo and Samaria-Luna business units. The audits conducted by the Independent Engineering Firms consisted primarily of: (1) analysis of historical static and dynamic reservoir data provided by Pemex-Exploration and Production; (2) construction or updating of the Independent Engineering Firms’ own static and dynamic reservoir characterization models of some of the fields; (3) economic analysis of the fields; and (4) review of Pemex Exploration and Production’s production forecasts and reserves estimates.
Since reserves estimates are, by definition, only estimates, they cannot be reviewed for the purpose of verifying exactness. Instead, the Independent Engineering Firms conducted a detailed review of Pemex Exploration and Production’s reserves estimates so that they could express an opinion as to whether, in the aggregate, the reserves estimates that Pemex Exploration and Production furnished were reasonable and had been estimated and presented in conformity with generally accepted petroleum engineering and evaluation methods and procedures.

All questions, including any suggested modifications to proved reserves estimates, that arose during the Independent Engineering Firms’ review process were resolved by Pemex Exploration and Production to the satisfaction of the Independent Engineering Firms. The Independent Engineering Firms have concluded that PEMEX’s estimated total proved oil and natural gas reserve volumes set forth in this report are, in the aggregate, reasonable and have been prepared in accordance with Rule
4-10(a)
are consistent with international reserves reporting practice and are in accordance with the revised oil and gas reserves disclosure provisions of ASC Topic 932.
PEMEX´s total proved developed and undeveloped reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from field processing plants increased by 3.0% in 2019, from 5,786.0 million barrels at December 31, 2018 to 5,960.6 million barrels at December 31, 2019. PEMEX’s proved developed reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from processing plants decreased by 0.1% in 2019, from 3,588 million barrels at December 31, 2018 to 3,585.0 million barrels at December 31, 2019. The amount of our proved reserves of crude oil, condensate and liquefiable hydrocarbon reserves added in 2019 was enough to offset the level of production in 2019, which amounted to 687.6 million barrels of crude oil, condensates and liquefiable hydrocarbons.
PEMEX’s total proved developed and undeveloped dry gas reserves decreased by 0.3% in 2019, from 6,370 billion cubic feet at December 31, 2018 to 6,351.7 billion cubic feet at December 31, 2019. PEMEX’s proved developed dry gas reserves increased by 6.8% in 2019, from 3,380 billion cubic feet on December 31, 2018 to 3,608.5 billion cubic feet at December 31, 2019. These increases were principally due to higher proved developed dry gas reserves on fields of Poza Rica and Burgos Assets. The amount of dry gas reserves added in 2019 was close to offset the level of production in 2019, which amounted to 870.4 billion cubic feet of dry gas. PEMEX’s proved undeveloped dry gas reserves decreased by 8.3% in 2019, from 2,990.0 billion cubic feet at December 31, 2018 to 2,743.1 billion cubic feet on December 31, 2019. This decrease was primarily due to movement of undeveloped reserves to proved developed reserves on fields of Poza Rica and Burgos Assets.
During 2019, our exploratory activity in the deep and shallow waters of the Gulf of Mexico and onshore regions resulted in three new discoveries of gas and condensate in the shallow waters. These discoveries, together with the successful extension activities in our Teca and Nobilis fields, led to the incorporation of 115.6 million barrels of oil equivalent of proved reserves.
The following three tables of crude oil and dry gas reserves set forth PEMEX’s estimates of its proved reserves determined in accordance with Rule
4-10(a).

Summary of oil and gas
(1)
 proved reserves as of December 31, 2018
based on average fiscal year prices

	Crude oil and
	Condensates (2)	Dry Gas (3)
	(in millions of barrels)	(in billions of cubic feet)
Proved developed and un-developed reserves:
Proved developed reserves	3,585.0	3,608.5
Proved undeveloped reserves	2,375.6	2,743.1

Total proved reserves	5,960.6	6,351.7

Note: Numbers may not total due to rounding.

(1)	PEMEX does not currently produce synthetic oil or synthetic gas, or other natural resources from which synthetic oil or synthetic gas can be produced.
(2)	Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(3)
Reserve volumes reported in this table are volumes of dry gas, although natural gas production reported in other tables refers to sour wet gas. There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.

Source: Pemex Exploration and Production.
Crude oil and condensate reserves
(including natural gas liquids)
(1)

	2019	2018	2017
	(in millions of barrels)
Proved developed and undeveloped reserves:
At December 31	5,786	6,427	7,219
Revisions (2)	784	22	(95)
Extensions and discoveries	78	140	147
Production	(688)	(743)	(805)
Farm outs & transfer of fields due to NHC bidding process	—	(59)	(38)

At December 31	5,961	5,787	6,427

Proved developed reserves at December 31	3,585	3,488	4,166
Proved undeveloped reserves at December 31	2,376	2,198	2,261
Note: Numbers may not total due to rounding.

(1)	Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(2)
Revisions include positive and negative changes due to new data from well drilling, revisions made when actual reservoir performance differs from expected performance and changes in hydrocarbon prices.

Source: Pemex Exploration and Production.
Dry gas reserves

	2019	2018	2017
	(in billions of cubic feet)
Proved developed and undeveloped reserves:
At December 31	6,370	6,593	6,984
Revisions (1)	656	3	169
Extensions and discoveries	196	809	468
Production (2)	(870)	(887)	(999)
Farm outs & transfer of fields due to NHC bidding process	—	(148)	(29)

At December 31	6,352	6,370	6,593

Proved developed reserves at December 31	3,609	3,380	4,026
Proved undeveloped reserves at December 31	2,743	2,990	2,567
Note: Numbers may not total due to rounding.

(1)
Revisions include positive and negative changes due to new data from well drilling, revisions made when actual reservoir performance differs from expected performance and changes in hydrocarbon prices.

(2)
Production refers here to dry gas, although natural gas production reported in other tables refers to sour wet gas. There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.

Source: Pemex Exploration and Production.
Pemex Exploration and Production’s reserve-replacement ratio, or RRR, for a given period is calculated by dividing the sum of proved reserves additions due to discoveries, developments, delineations and revisions by that period’s total production. During 2019, we obtained an increase of 1,026.5million barrels of oil equivalent of proved reserves as aggregated from discoveries, revisions, delimitations and development and production, which represents a RRR of 120.1%. PEMEX’s 2019 RRR is an improvement as compared to 2018, when the RRR was 34.7%. PEMEX expects continued improvements in its RRR in subsequent years.
PEMEX’s reserves production ratio, which is presented in terms of years, is calculated by dividing the estimated remaining reserves at the end of the relevant year by the total production of hydrocarbons for that year. As of December 31, 2019, this ratio is 8.4 years for proved reserves which is higher than RPR of 2018.

F.	Standardized measure of discounted future net cash flows related to proved oil and gas reserves (unaudited)
The standardized measure tables presented below relate to proved oil and gas reserves excluding proved reserves scheduled to be produced after the year 2045. This measure is presented in accordance with ASC Topic 932.

Estimated future cash inflows from production are computed by applying average prices of oil and gas on the first day of each month of 2019. Future development and production costs are those estimated future expenditures needed to develop and produce the year-end
estimated proved reserves after a net cash flows discount factor of 10%, assuming constant year-end
economic conditions.
Future tax expenses are computed by applying the appropriate year-end
statutory tax rates with consideration of the tax rates of the new fiscal regime for Pemex Exploration and Production already legislated for 2019 to the future pre-tax
net cash flows related to PEMEX’s proved oil and gas reserves.
The estimated future payment of taxes was calculated based on fiscal regime applicable by decree to Pemex Exploration and Production effective January 1, 2015 and by the tax benefits published in the Official Gazette of the Federation on April 18, 2016.
The standardized measure provided below represents a comparative benchmark value rather than an estimate of expected future cash flows or fair market value of PEMEX’s production rights. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production and timing of development expenditures, including many factors beyond the control of the producer. Accordingly, reserve estimates may be materially different from the quantities of crude oil and natural gas that are ultimately recovered.
Standardized measure of discounted future net cash flows as of December 31

	2019		2018		2017
	(in millions of U.S. dollars)
Future cash inflows	U.S. $	330,286	U.S. $	321,065	U.S. $	269,489
Future production costs (excluding profit taxes)		(114,782)		(103,498)		(114,369)
Future development costs		(37,540)		(22,224)		(26,229)

Future cash flows before tax		177,964		195,343		128,891
Future production and excess gains taxes		(134,175)		(156,691)		(129,377)

Future net cash flows		43,790		38,652		(487)
Effect of discounting net cash flows by 10%		(18,807)		(12,434)		(4,600)

Standardized measure of discounted future net cash flows	U.S. $	24,983	U.S. $	26,218	U.S. $	4,113

Note: Table amounts may not total due to rounding.
To comply with ASC Topic 932, the following table presents the aggregate standardized measure changes for each of the last three years and significant sources of variance:

Changes in standardized measure of discounted future net cash flows

	2019		2018		2017
	(in millions of U.S. dollars)
Sales of oil and gas produced, net of production costs	U.S. $	(29,530)	U.S. $	(31,279)	U.S. $	(25,076)
Net changes in prices and production costs		73,278		62,902		26,355
Extensions and discoveries		1,658		4,323		3,639
Development cost incurred during the year		4,281		2,984		2,699
Changes in estimated development costs		3,341		(2,146)		2,744
Reserves revisions and timing changes		(19,615)		1,511		(1,353)
Accretion of discount of pre-tax net cash flows		(9,305)		6,628		5,891
Net changes in production and excess gains taxes		(25,343)		(22,817)		(15,628)

Aggregate change in standardized measure of discounted future net cash flows	U.S. $	(1,235)	U.S. $	22,106	U.S. $	(729)

	2019		2018		2017
	(in millions of U.S. dollars)
Standardized measure:
As of January 1	U.S. $	26,218	U.S. $	4,113	U.S. $	4,841
As of December 31		24,983		26,218		4,113

Change	U.S. $	(1,235)	U.S. $	22,105	U.S. $	(728)

Note: Table amounts may not total due to rounding.
In computing the amounts under each factor of change, the effects of variances in prices and costs are computed before the effects of changes in quantities. Consequently, changes in reserves are calculated at December 31 prices and costs.
The change in computed taxes includes taxes effectively incurred during the year and the change in future tax expense.